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Exhibit 10.16

CONFORMED COPY

INSURANCE ALLOCATION AGREEMENT

        This Insurance Allocation Agreement, dated as of March 16, 2004 (this "Agreement"), is made by and among Mrs. Fields' Companies, Inc., a Delaware corporation ("Parent"), and all direct and indirect subsidiaries of Parent (whether now existing or hereafter formed or acquired), including, without limitation, Mrs. Fields Famous Brands, LLC, a Delaware limited liability company ("MFFB"), (each such direct or indirect subsidiary of Parent is referred to separately as a "Subsidiary" and, collectively, as the "Subsidiaries").

W I T N E S S E T H:

        WHEREAS, Parent routinely obtains insurance policies that cover Parent and all of the Subsidiaries as a group; and

        WHEREAS, Parent and the Subsidiaries wish to agree as to the methodology and schedule pursuant to which each of the Subsidiaries will be allocated their pro-rata share of the costs and benefits of such insurance policies and will remit payments in respect of such allocated amounts to Parent.

        NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein, each of Parent and the Subsidiaries, intending to be legally bound hereby, agree as follows:

        1.    Provision of Insurance.    Parent agrees that it shall be responsible for obtaining insurance coverage for itself and the Subsidiaries in such amounts and covering such items as Parent and the management of MFFB from time to time may determine in their sole and exclusive discretion. The resulting policies maintained and obtained from time to time by Parent in respect of such coverage, including the existing policies and types of coverage set forth on Schedule A attached hereto, are referred to herein as the "Policies."

        2.    Allocation of Insurance Cost.    In consideration of the provision of insurance coverage by Parent, the parties agree that none of the costs of obtaining and maintaining the effectiveness of the Policies shall be allocated to or borne by Parent or any of the Subsidiaries identified on Schedule B attached hereto unless Parent determines otherwise in its sole and exclusive discretion. All costs related to obtaining and maintaining the Policies shall be allocated among the Subsidiaries (other than the Subsidiaries identified on Schedule B) based upon Parent's and the management of MFFB's commercially reasonable estimation of the entity from which loss is likely to occur. Such estimation will account for appropriate variables, such as which entities own the covered assets or employ the covered persons, or otherwise benefit from such coverage. Allocation of workers compensation insurance coverage also will be determined in Parent's and the management of MFFB's commercially reasonable judgment, and shall be based upon the respective employee headcount and employment category risk factor of each Subsidiary. Schedule C attached hereto sets forth the allocation determined in accordance with this Section 2 as of the date of this Agreement, which allocation shall continue in effect until the expiration of each Policy year (currently each September), at which time Parent and the management of MFFB shall determine the appropriate allocation and advise each of the Subsidiaries of such allocation.

        3.    Subsidiary Payments of Allocated Costs to Parent.    In each Policy year, each Subsidiary to which costs are allocated under Section 2 above shall pay its respective allocated portion in respect of the Policies to Parent no later than the date that Parent pays any premiums or other costs arising from or in connection with the Policies. Notwithstanding the foregoing, Mrs. Fields' Original Cookies, Inc., one of Parent's Subsidiaries, may elect to make any payment to Parent hereunder on behalf of any of its subsidiaries (with the exception of MFFB and its subsidiaries), and MFFB may elect to make any payment to Parent hereunder on behalf of any of its subsidiaries.

        4.    Miscellaneous.

          (a)    Governing Law.    This Agreement shall be governed by the laws of the State of Utah (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

          (b)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute a single instrument.

          (c)    Descriptive Headings.    Descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning of this Agreement.

  [Remainder of Page Intentionally Left Blank.]

        IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MRS. FIELDS' COMPANIES, INC.
By:	/s/ MICHAEL R. WARD

Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary
MRS. FIELDS FAMOUS BRANDS, LLC
By:	/s/ MICHAEL R. WARD

Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary
THE SUBSIDIARIES:
TCBY ENTERPRISES, LLC, AMERICANA FOODS GENERAL PARTNER, INC., FSL, INC., MRS. FIELDS' HOLDING COMPANY, INC., MRS. FIELDS' ORIGINAL COOKIES, INC., LV-H&M, LLC, U-VEST, LLC, GREAT AMERICAN COOKIE COMPANY, LLC, PRETZEL TIME, LLC, PRETZELMAKER, LLC, PRETZELMAKER CANADA, INC., MRS. FIELDS COOKIES (CANADA) LTD., GREAT AMERICAN COOKIE COMPANY FRANCHISING, LLC, MRS. FIELDS FRANCHISING, LLC, PRETZEL TIME FRANCHISING, LLC, PRETZELMAKER FRANCHISING, LLC, TCBY SYSTEMS, LLC, MRS. FIELDS GIFTS, INC., THE MRS. FIELDS' BRAND, INC., GREAT AMERICAN MANUFACTURING, LLC, MRS. FIELDS COOKIES AUSTRALIA, TCBY INTERNATIONAL, INC., TCBY OF TEXAS, INC. RIVERPORT EQUIPMENT AND DISTRIBUTION COMPANY, CMI PROPERTY HOLDINGS, INC., JUICE WORKS DEVELOPMENT, INC., TCBY OF TURKEY, INC, TCBY OF COLOMBIA, INC., TCBY OF BOLIVIA, INC., TCBY OF IRELAND, INC., TCBY OF SAUDI ARABIA, INC., TCBY OF MEXICO, INC., TCBY OF ARUBA, INC., TCBY UNITED KINGDOM, INC., TCBY OF PHILIPPINES, INC., TCBY OF QATAR, INC., TCBY OF ISRAEL, INC., TCBY OF PORTUGAL, INC., TCBY OF NETHERLANDS, INC., TCBY OF AUSTRALIA, INC., TCBY OF JORDAN, INC., TCBY OF SOUTH AFRICA, INC., TCBY OF KUWAIT, INC.
By:	/s/ MICHAEL R. WARD

Name:	Michael R. Ward
Title:	Senior Vice President, General Counsel and Secretary

Schedule A

Policy Type	Insurance Co. or Intermediary
General Liability	C N A
Automobile	C N A
Umbrella	St. Paul Fire & Marine
Excess Liability	Executive Risk
Property	Steadfast Insurance Co.
E&O	Nutmeg Insurance Co.
E&O Excess	Illinois Union Indemnity
Special Coverage	Liberty Mutual (K&R)
Crime	Continental Casualty
Ocean Cargo	Lloyds
Contaminated Products	Lloyds
Foreign Liability	ACE
Workers Compensation	Ohio BWC, Washington WC Fund, WV Division of WC, State of Wyoming, State of Conn. W.C. Fund, Workers Comp Fund of Mass., Workers Comp Fund of Utah
D&O and EPL	Houston Casualty, Royal Insurance, XL Specialty, Federal Insurance
D&O and EPL—Excess	Executive Risk
Fiduciary	St. Paul Mercury Ins., Federal Insurance

Schedule B

        In addition to Parent, the following Subsidiaries shall not be allocated any costs in connection with the Policies:

  •
  Mrs. Fields' Holding Company, Inc.;

  •
  TCBY Enterprises, LLC;

  •
  Americana Foods General Partner, Inc.; and

  •
  FSL, Inc.

Schedule C

        Mrs Fields' Companies, Inc.
SCHEDULE C to INSURANCE ALLOCATION AGR
Insurance
Policy year: 9/18/03-9/17/04

Policy type	Total Premium	Allocation Method	MFOC & Subs	MFFB & Subs	Total
General liability	147,557	Premium based on sales & number of stores. Allocation based on risk of loss by Accounting unit	40%	60%	100%
Auto	15,992	Assignment of Automobiles	0%	100%	100%
Umbrella	84,700	Allocation of GL, Auto and Foreign	35%	65%	100%
Excess Liability	38,500	Allocation of GL, Auto and Foreign	35%	65%	100%
Property	152,941	Property locations and values, Business Income	48%	52%	100%
E&O	314,875	Franchising and Corporate (Unit from which loss is likely to occur)	0%	100%	100%
E&O Excess	143,000	E&O allocation	0%	100%	100%
Special coverage	10,000	Corporate	0%	100%	100%
Crime	23,232	Asset Values	33%	67%	100%
Ocean Cargo	5,500	Corporate	0%	100%	100%
Contaminated Products	142,451	Stores, Mail Order, Batter (Unit from which loss is likely to occur)	78%	22%	100%
Foreign Liability	4,739	Employees who work or travel on business abroad	0%	100%	100%
				0%	0%
Workers Compensation	1,002,688	Employee Payroll and employment risk factor	86%	14%	100%
				0%	0%
D&O and EPL	277,493	D&O—Corporate EPL—Head Count	31%	69%	100%
Excess D&O/EPL	138,747	D&O and EPL allocation	31%	69%	100%
D&O—A side	52,556	Corporate Only	0%	0%	0%
Fiduciary	10,539	Stores & Corporate (Unit from which loss is likely to occur)	28%	72%	100%

QuickLinks

  Exhibit 10.16
INSURANCE ALLOCATION AGREEMENT
  Schedule A
  Schedule B
  Schedule C